SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2006


                               SHELRON GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                0-31176              04-2968425
  ----------------------------     ------------       -------------------
  (State or other jurisdiction     (Commission          (IRS Employer
        of incorporation)          File Number)       Identification No.)

                                   29 BROADWAY
                               NEW YORK, NY 10006
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 836-4041


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 17, 2006, the Board of Directors of Shelron Group, Inc. (the "Company") approved the engagement of Rotenberg Meril Solomon Bertiger & Guttilla, P.C., Certified Public Accountants as its independent auditors for the year ended December 31, 2006. The Company did not consult with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. on any matters prior to their retention regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

On Form 8-K and Form 8-K/A dated May 25, 2006, filed with the Commission on June 2, 2006 and June 14, 2006, respectively, the Company disclosed the resignation of its independent auditors for the year ended December 31, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 17, 2006               Shelron Group, Inc
                                  ----------------------
                                  (Registrant)

                                  /s/ Eliron Yaron
                                  ----------------------
                                  Eliron Yaron, Chairman